SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 24, 2003

SEARS ROEBUCK ACCEPTANCE CORP.

(Exact name of registrant as specified in charter)

Delaware (State or Other Jurisdiction of Incorporation)
1-4040 (Commission File Number)	51-0080535 (IRS Employer Identification No.)

3711 Kennett Pike, Greenville, Delaware (Address of principal executive offices)	19807 (Zip Code)

Registrant's telephone number, including area code

(302) 434-3112

(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Item 5.	Other Events.
On February 24, 2003, the Registrant entered into the credit agreement attached hereto as Exhibit 10(a), and the credit agreement support letter attached hereto as Exhibit 10(b).

Item 7.	Financial Statements and Exhibits

The Exhibit Index is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

SEARS ROEBUCK ACCEPTANCE CORP. By: /s/ Keith E. Trost Keith E. Trost President

Date: February 27, 2003

             Exhibits

Exhibit No.	Description

10(a)

$3,500,000,000 364-day Credit Agreement dated as of February 24, 2003 among SEARS ROEBUCK ACCEPTANCE CORP., the banks, financial institutions and other institutional lenders listed on the signature pages thereof, BANK ONE, NA, as syndication agent, BARCLAYS BANK PLC and BANK OF AMERICA, N.A., as documentation agents, SALOMON SMITH BARNEY INC. and BANC ONE CAPITAL MARKETS, INC., as joint lead arrangers and joint bookrunners, and CITIBANK, N.A., as agent for the Lenders.

10(b)	Credit Agreement Support Letter dated as of February 24, 2003 between Sears, Roebuck and Co. and Sears Roebuck Acceptance Corp.

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